OVERTON ASSOCIATES LIMITED PARTNERSHIP

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED AGREEMENT
AND CERTIFICATE OF LIMITED PARTNERSHIP
AND CERTIFICATION & AGREEMENT
DATED NOVEMBER 1, 1995


    Reference is made to the Second Amended and Restated Agreement of Limited Partnership of Overton Associates Limited Partnership, a Nevada limited partnership (the "Partnership"), dated as of November 1, 1995 (hereinafter the "Partnership Agreement") and the Certification & Agreement of even date therewith also pertaining to the Partnership. All capitalized terms not herein defined shall have the meanings attributed to them in the Partnership Agreement.
    WHEREAS, upon the date of execution of the Partnership
Agreement, the Partnership had anticipated a lease up schedule which would have produced Actual Credit to the Partnership in such amounts and at such times as provided in the Partnership Agreement; and
    WHEREAS, subsequent to the execution of the Partnership
Agreement, a more accurate depiction of the lease up schedule and flow of Actual Credit has emerged; and
    WHEREAS, the Partners wish to amend the Partnership Agreement and Certification & Agreement to properly reflect the revised flow of Actual Credit to the Partnership mandated by the actual lease up schedule and to clarify the appropriate date of admission of the Investment Limited Partner into the Partnership.
    NOW, THEREFORE, the Partnership Agreement is hereby amended, nunc pro tunc, in the following particulars:

PARTNERSHIP AGREEMENT

    1. At page 5, the definition of Admission Date is stricken in its entirety and replaced with the following:

    "Admission Date means the later of: (i) the first date on which all parties hereto shall have executed this Agreement or (ii) the date on which the Investment Limited Partner shall have contributed the First Installment to the Partnership, or, if, pursuant to the Uniform Act, the Investment Limited Partner shall not be deemed admitted to the Partnership on such date, then the date thereafter on which the Investment Limited Partner shall be deemed to be admitted to the Partnership under the Uniform Act."

    2. At page 15, the definition of Projected Credit is stricken in its entirety and replaced with the following:

    "Projected Credit means $5,504 for 1996; $44,029 per annum for the years 1997 through 2005 (inclusive); and $38,526 for 2006;
provided, however, that the Projected Credit for 2006 shall be reduced by the amount, if any, by which the Actual Credit for 1996 exceeds $5,504."

    3. At page 40, Section 6.6(13) is deleted in its entirety and replace with the following:

    "(13) The amount of Tax Credit which is expected to be allocated by the Partnership to the Investment Limited Partner is $5,504 for 1996; $44,029 per annum for each of the years 1997 through 2005
(inclusive); $38,526 for 2006."

    4. In all other respects, the Partnership Agreement is hereby ratified and confirmed.


CERTIFICATION & AGREEMENT

    1. At Schedule A of the Certification & Agreement, the following revisions are hereby agreed upon:

(a)   Item #8       Rent-Up Schedule
                              25% by October 31, 1996
                              50% by November 30, 1996
                              75% by December 31, 1996
                              100% by January 31, 1997

(b)   Item #9       Projected Credit to the
                    Investment Partnership (99%)

A.  $5,504 for 1996;
B.  $44,029 for each of the years 1997 through 2005; and
C. $38,526 for 2006 (provided, however, that the projected credit for 2006 shall be reduced by the amount, if any, by which the Actual Credit for 1996 exceeds $5,504.

(c)   Item #10      Total Projected Credit to the
                    Operating Partnership (100%)

A.  $5,559 for 1996;
B.  $44,474 for each of the years 1997 through 2005; and
C. $38,915 for 2006 (provided, however, that the projected credit for 2005 shall be reduced by the amount, if any, by which the Actual Credit for 1996 exceeds $5,559.

(d)   Item #12(D)      Family

    2. In all other respects, the Certification & Agreement is hereby ratified and confirmed.

    WITNESS the execution hereof under seal as of the _____ day of __________, 1996.


GENERAL PARTNERS:


/s/James L. Gregory
James L. Gregory

/s/Holly B. Gregory
Holly B. Gregory

INVESTMENT LIMITED PARTNER:

BOSTON CAPITAL TAX CREDIT
FUND IV, L.P.,
a Delaware limited partnership

C & M Associates d/b/a
Boston Capital Associates,
its general partner

By:  /s/John P. Manning
John P. Manning, a general partner

SPECIAL LIMITED PARTNER:

By:  /s/John P. Manning
John P. Manning, President


STATE OF NEVADA       )
                      ) ss.
COUNTY OF ELKO        )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named James L. Gregory who, being duly sworn, acknowledged that he did sign the foregoing instrument individually, that the statements therein contained are true and that the same is the free act and deed of said James L. Gregory.

    WITNESS my hand and official seal this ______ day of _________, 1996.

Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:


STATE OF NEVADA       )
                      ) ss.
COUNTY OF ELKO        )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named Holly B. Gregory who, being duly sworn, acknowledged that she did sign the foregoing instrument individually, that the statements therein contained are true and that the same is the free act and deed of said Holly B. Gregory.

    WITNESS my hand and official seal this ______ day of _________, 1996.

Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:


COMMONWEALTH OF MASSACHUSETTS )
                              )ss.
COUNTY OF SUFFOLK             )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named Bonnie Kate Fox, Attorney-in-Fact for John P. Manning, known to me to be a general partner of C & M Associates, which is the general partner of Boston Capital Tax Credit Fund IV, L.P., who, being duly sworn, acknowledged that she did sign the foregoing instrument, that the statements therein contained are true and that the same is the duly authorized free act and deed of Boston Capital Tax Credit Fund IV, L.P..

    WITNESS my hand and official seal this ______ day of _________, 1996.

Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:


COMMONWEALTH OF MASSACHUSETTS )
                              ) ss.
COUNTY OF SUFFOLK             )

    BEFORE ME, the undersigned Notary Public in and for said county and commonwealth, personally appeared the above-named Bonnie Kate Fox, Attorney-in-Fact for John P. Manning, known to me to be the President of BCTC 94, Inc., who, being duly sworn, acknowledged that she did sign the foregoing instrument and that the same is the duly authorized free act and deed of BCTC 94, Inc.

    WITNESS my hand and official seal this ___ day of _____________
1996.

Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:




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